Effective immediately, the sub-section entitled “The Funds” beneath the main heading entitled “Management of the Fund” is hereby restated in its entirety as follows:

The Funds
Each Fund is a diversified series of the Trust, except MFS Arkansas Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund. The Trust is an open-end management investment company.